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                                  EXHIBIT 10.21

                                   [LETTERHEAD]






February 25, 1999



To Whom It May Concern:

    I am the President and Chief Executive Officer of ComCor Holding, Inc., a consulting firm. During the calendar years, 1996 and 1997, ComCor Holding, Inc. loaned Austins Steak and Saloon, Inc. $269,927.62. The maturity date for the entire sum, $269,927.62 is December 31, 2000.


Sincerely,


/s/ Paul C. Schorr III
-----------------------------
Paul C. Schorr III
President and Chief Executive Officer















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